UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2008

 ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This amendment to that certain Current Report on Form 8-K filed with the Securities and Exchange Commission on October 1, 2008 (the “Form 8-K”) by Zoo Entertainment, Inc. (formerly known as Driftwood Ventures, Inc., the “Company”), hereby amends and restates Item 9.01(b) of the Form 8-K in its entirety, in order to file the pro forma financial statements in connection with the Company’s sale of Supervillain Studios, LLC, as required by Regulation S-X.  No other information set forth in the Form 8-K is amended hereby.

ITEM 9.01 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(b) Pro Forma Financial Information

The pro forma financial information, as required by Regulation S-X, is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d)  Exhibits

Exhibit	Description
99.1	Pro Forma Statement of Operations for the Year Ended December 31, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 9, 2008

ZOO ENTERTAINMENT, INC.

By:	/s/ Charles Bentz
Name: Charles Bentz
Title: Chief Financial Officer